UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2007
Date of Report (Date of earliest event reported)

CIMAREX ENERGY CO.
(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado	80203-4518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         303-295-3995

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 17, 2007, Cimarex Energy Co. (the “Company”) and certain of its subsidiaries entered into an Underwriting Agreement with J.P. Morgan Securities Inc. as representative for the several underwriters listed therein (the “Underwriters”), in connection with the offer and sale of an aggregate principal amount of $350 million of 7 1/8 % Senior Notes due 2017 (the “Notes”).  The offering was made pursuant to the Company’s registration statements on Form S-3ASR (Registration No. 333-142016) and Form S-3MEF (Registration No. 333-142168), which were automatically effective on April 11, 2007 and April 17, 2007, respectively (collectively, the “Registration Statement”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein and is to be incorporated by reference in its entirety into the Registration Statement.

Certain of the Underwriters and their affiliates have in the past and may in the future provide investment banking, commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business. In particular, an affiliate of J.P. Morgan Securities Inc. is a lender to the Company under its senior revolving credit facility.  The Company intends to use a portion of the net proceeds of the offering to repay amounts outstanding under the senior revolving credit facility, as described in the Registration Statement.  Affiliates of J.P. Morgan Securities Inc. and Calyon Securities (USA) Inc. and Deutsche Bank Securities Inc., who are also Underwriters, are agents and lenders under the Company’s senior revolving credit facility and will receive customary fees related thereto.

ITEM 9.01                                         FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement dated as of April 17, 2007, by and among the Company, the Subsidiary Guarantors listed in Schedule 2 thereto and J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: April 20, 2007	By:	/s/ Paul Korus
Paul Korus, Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement dated as of April 17, 2007, by and among the Company, the Subsidiary Guarantors listed in Schedule 2 thereto and J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto.